Allowance for Loss-Sharing Obligations	12 Months Ended
Dec. 31, 2017
Allowance for Loss-Sharing Obligations
Allowance for Loss-Sharing Obligations

Note 13—Allowance for Loss-Sharing Obligations

        A summary of our allowance for loss-sharing obligations related to the Fannie Mae DUS program is as follows (in thousands):

	Year Ended December 31,
	2017	2016
Beginning balance	$32,408	$—
Allowance for loss-sharing obligations assumed in the Acquisition	—	32,617
Provision for loss sharing	6,358	3,218
Provision reversal for loan repayments	(6,617)	(983)
Charge-offs, net	(1,638)	(2,444)

Ending balance	$30,511	$32,408

        When we settle a loss under the DUS loss-sharing model, the net loss is charged-off against the previously recorded loss-sharing obligation. The settled loss is often net of any previously advanced principal and interest payments in accordance with the DUS program, which are reflected as reductions to the proceeds needed to settle losses. At December 31, 2017 and 2016, we had outstanding advances of $0.1 million and $0.3 million, respectively, which were netted against the allowance for loss-sharing obligations.

        At December 31, 2017 and 2016, the maximum quantifiable liability associated with our guarantees under the Fannie Mae DUS agreement were $2.24 billion and $2.04 billion, respectively. The maximum quantifiable liability is not representative of the actual loss we would incur. We would be liable for this amount only if all of the loans we service for Fannie Mae, for which we retain some risk of loss, were to default and all of the collateral underlying these loans was determined to be without value at the time of settlement.